EXHIBIT 99.2
                                 ------------

                 Computational Materials and/or ABS Term Sheet


                                                      CWALT 2005-02  --  2A1

UBS WHOLE LOAN ARM TRADING      Brian Bowes, Adam Yarnold, Margarita Genis    212-713-2860

Balance           $91,174,000.00     Delay              24              WAC(2)     5.897          WAM(2)    360
Coupon            5.636              Dated              01/01/2005      NET(2)     5.635616       WALA(2)   0
Settle            01/31/2005         First Payment      02/25/2005




----------------------------------------------------------------------------------------------------------------------------------
          Price                   1               2                3                4                 5                6
----------------------------------------------------------------------------------------------------------------------------------
                                    Yield            Yield            Yield            Yield             Yield            Yield
----------------------------------------------------------------------------------------------------------------------------------
                 102-18+            4.425            4.315            4.191            4.053             3.899            3.727
                  102-19            4.418            4.308            4.184            4.044             3.890            3.717
                 102-19+            4.411            4.301            4.176            4.036             3.880            3.707
                  102-20            4.405            4.293            4.168            4.028             3.871            3.696
                 102-20+            4.398            4.286            4.160            4.019             3.862            3.686
                  102-21            4.392            4.279            4.152            4.011             3.853            3.676
                 102-21+            4.385            4.272            4.145            4.002             3.843            3.666
                  102-22            4.379            4.265            4.137            3.994             3.834            3.656
                 102-22+            4.372            4.258            4.129            3.985             3.825            3.646
                  102-23            4.365            4.251            4.121            3.977             3.816            3.636
                 102-23+            4.359            4.243            4.114            3.968             3.806            3.626
                  102-24            4.352            4.236            4.106            3.960             3.797            3.616
                 102-24+            4.346            4.229            4.098            3.951             3.788            3.605
                  102-25            4.339            4.222            4.090            3.943             3.779            3.595
                 102-25+            4.333            4.215            4.083            3.934             3.770            3.585
                  102-26            4.326            4.208            4.075            3.926             3.760            3.575
                 102-26+            4.319            4.201            4.067            3.918             3.751            3.565

   Spread @ Center Price               68               61               53               43                33               21
                     WAL             2.53             2.32             2.12             1.93              1.76             1.60
                Mod Durn            2.302            2.123            1.952            1.790             1.640            1.499
        Principal Window    Feb05 - Jan08    Feb05 - Jan08    Feb05 - Jan08    Feb05 - Jan08     Feb05 - Jan08    Feb05 - Jan08

----------------------------------------------------------------------------------------------------------------------------------
               LIBOR_1YR            3.216            3.216            3.216            3.216             3.216            3.216
                 CMT_1YR             2.86             2.86             2.86             2.86              2.86             2.86
----------------------------------------------------------------------------------------------------------------------------------
                  Prepay           10 CPB           15 CPB           20 CPB           25 CPB            30 CPB           35 CPB
----------------------------------------------------------------------------------------------------------------------------------
     Optional Redemption         Call (N)         Call (N)         Call (N)         Call (N)          Call (N)         Call (N)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------
          Price                  7                  8
-----------------------------------------------------------
                                    Yield             Yield
-----------------------------------------------------------
                 102-18+            3.533             3.067
                  102-19            3.522             3.054
                 102-19+            3.511             3.041
                  102-20            3.500             3.027
                 102-20+            3.488             3.014
                  102-21            3.477             3.000
                 102-21+            3.466             2.987
                  102-22            3.455             2.973
                 102-22+            3.444             2.960
                  102-23            3.433             2.947
                 102-23+            3.422             2.933
                  102-24            3.411             2.920
                 102-24+            3.400             2.906
                  102-25            3.389             2.893
                 102-25+            3.378             2.880
                  102-26            3.367             2.866
                 102-26+            3.356             2.853

   Spread @ Center Price                6               -32
                     WAL             1.45              1.18
                Mod Durn            1.367             1.129
        Principal Window    Feb05 - Jan08     Feb05 - Jan08

-----------------------------------------------------------
               LIBOR_1YR            3.216             3.216
                 CMT_1YR             2.86              2.86
-----------------------------------------------------------
                  Prepay           40 CPB            50 CPB
-----------------------------------------------------------
     Optional Redemption         Call (N)          Call (N)
-----------------------------------------------------------

-----------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.